PACIFIC LIFE FUNDS - PL Short Duration Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 3/31/2009


Securities Purchased

(1)NAME OF ISSUER
Citi*
(2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
C 2.125%
Benchmark Notes
04/30/12
CUSIP: 17313UAE9
(3) DATE OF PURCHASE
1/23/09
(4)UNIT PRICE
$99.806
 (5)CURRENT YIELD
2.125%
 (6)YIELD TO MATURITY
2.188%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$8,000,000,000
 (8)UNDERWRITING SPREAD
0.30%
 (9)NAMES OF UNDERWRITERS
Barclays Capital,
Deutsche Bank
Securities Inc.,
Goldman, Sachs & Co.,
UBS Securities, BNP
Paribas Securities
Corp., Credit Suisse
Securities (USA) LLC,
Greenwich Capital
Markets, Inc., SBK-
Brooks Investment
Corp., Muriel Siebert &
Co., Inc., Toussaint
Capital Partners, LLC,
Bayerische Hypo- und
Vereinbank AG,
Utendahl Capital Group,
LLC
 (10)YEARS OF CONTINUOUS OPERATION
3 years +
 (11)DOLLAR AMOUNT OF PURCHASE
$39,922,400
 (12)% OF OFFERING PURCHASED BY FUND
0.500%
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
3.296%
 (14)SUM OF (12) AND (13)
3.796%
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
2.51%
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
Smith Barney
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
Yes

                     COMPARABLE SECURITIES:

(1)NAME OF ISSUER
State Street Corp*
 (2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
COR STT 2.15%
Notes
4/30/12
CUSIP: 85748KAA1
 (3) DATE OF PURCHASE
3/03/09
 (4)UNIT PRICE
$99.856
 (5)CURRENT YIELD
2.150%
 (6)YIELD TO MATURITY
2.198%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$1,500,000,000
 (8)UNDERWRITING SPREAD
0.30%
 (9)NAMES OF UNDERWRITERS
Banc of America
Securities LLC,
Goldman Sachs & Co,
Credit Suisse,
Morgan Stanley,
Muriel Siebert & Co
Inc, UBS Securities
LLC, Williams
Capital Group
 (10)YEARS OF CONTINUOUS OPERATION
N/A
 (11)DOLLAR AMOUNT OF PURCHASE
N/A
 (12)% OF OFFERING PURCHASED BY FUND
N/A
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
N/A
 (14)SUM OF (12) AND (13)
N/A
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
N/A
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
N/A
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
N/A




                        COMPARABLE SECURITIES


 (1)NAME OF ISSUER
HSBC USA Inc*
 (2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
HSBC 3.125%
Notes
12/16/11
CUSIP: 4042EPAA5
 (3) DATE OF PURCHASE
12/09/08
 (4)UNIT PRICE
$100.011
 (5)CURRENT YIELD
3.125%
 (6)YIELD TO MATURITY
3.121%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$2,325,000,000
 (8)UNDERWRITING SPREAD
0.30%
 (9)NAMES OF UNDERWRITERS
Banc of America
Securities LLC,
Citigroup Global
Markets Inc, RBC
Capital Markets, RBS
Greenwich Capital,
Scotia Capital Inc,
UBS Securities LLC,
Comerica Securities,
Fifth Third
Securities Inc,
Santander Central
Hispano/United
States
 (10)YEARS OF CONTINUOUS OPERATION
N/A
(11)DOLLAR AMOUNT OF PURCHASE
N/A
 (12)% OF OFFERING PURCHASED BY FUND
N/A
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
N/A
 (14)SUM OF (12) AND (13)
N/A
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
N/A
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
N/A
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
N/A


                       COMPARABLE SECURITIES
(1)NAME OF ISSUER
Banc of America Corp*
 (2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
BAC 2.10%
Notes
4/30/12
CUSIP: 06050BAG6
 (3) DATE OF PURCHASE
1/27/09
 (4)UNIT PRICE
$99.970
(5)CURRENT YIELD
2.100%
 (6)YIELD TO MATURITY
2.110%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$6,000,000,000
 (8)UNDERWRITING SPREAD
0.30%
 (9)NAMES OF UNDERWRITERS
Banc of America
Securities LLC
 (10)YEARS OF CONTINUOUS OPERATION
N/A
(11)DOLLAR AMOUNT OF PURCHASE
N/A
 (12)% OF OFFERING PURCHASED BY FUND
N/A
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
N/A
 (14)SUM OF (12) AND (13)
N/A
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
N/A
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
N/A
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
N/A



* This security is guaranteed under the Federal Deposit Insurance
Corporations's Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States .



[PAGE BREAK]


PACIFIC LIFE FUNDS - PL Short Duration Bond Fund
Report Pursuant to Rule 10f-3 - Quarter ended 3/31/2009



Securities Purchased


(1)NAME OF ISSUER
Fannie Mae
 (2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
FNMA 1.75%
Benchmark Notes
03/23/11
CUSIP: 1398AVQ2
 (3) DATE OF PURCHASE
2/26/09
 (4)UNIT PRICE
$99.897
 (5)CURRENT YIELD
1.750%
 (6)YIELD TO MATURITY
1.801%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$15,000,000,000
 (8)UNDERWRITING SPREAD
0.0625%
 (9)NAMES OF UNDERWRITERS
Barclays Capital
Inc., J.P. Morgan
Securities Inc., UBS
Securities LLC, Banc
of America
Securities LLC,
Deutsche Bank
Securities Inc.,
Goldman, Sachs &
Co., The Williams
Capital Group, L.P.
 (10)YEARS OF CONTINUOUS OPERATION
3 years +
 (11)DOLLAR AMOUNT OF PURCHASE
$63,934,080
 (12)% OF OFFERING PURCHASED BY FUND
0.427%
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
3.838%
 (14)SUM OF (12) AND (13)
4.265%
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
4.060%
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
J.P. Morgan
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
Yes

               COMPARABLE SECURITIES

(1)NAME OF ISSUER
Federal National Mortgage Association (Fannie Mae)
 (2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
FNMA 1.75%
Notes
04/20/12
CUSIP: 31398AWK4
 (3) DATE OF PURCHASE
N/A
 (4)UNIT PRICE
$99.874
 (5)CURRENT YIELD
1.750%
 (6)YIELD TO MATURITY
1.918%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$4,000,000,000
 (8)UNDERWRITING SPREAD
0.0750%
 (9)NAMES OF UNDERWRITERS
Barclays Capital,
Deutsche Bank
Securities Inc., J.P.
Morgan Securities,
Cabrera Capital
Markets Inc., Credit
Suisse Securities USA
LLC, FTN Financial,
Morgan Stanley
 (10)YEARS OF CONTINUOUS OPERATION
N/A
(11)DOLLAR AMOUNT OF PURCHASE
N/A
 (12)% OF OFFERING PURCHASED BY FUND
N/A
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
N/A
 (14)SUM OF (12) AND (13)
N/A
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
N/A
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
N/A
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
N/A










              COMPARABLE SECURITIES


(1)NAME OF ISSUER
Fannie Mae
 (2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
FNMA 1.375%
Notes
04/28/11
CUSIP: 31398AWQ1
 (3) DATE OF PURCHASE
N/A
 (4)UNIT PRICE
$99.759
 (5)CURRENT YIELD
1.375%
 (6)YIELD TO MATURITY
1.495%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$6,000,000,000
 (8)UNDERWRITING SPREAD
0.0625%
 (9)NAMES OF UNDERWRITERS
Barclays Capital,
Credit Suisse,
Goldman, Sachs &
Co., FTN Financial,
HSBC Securities,
Jeffries & Co.,
Morgan Stanley
 (10)YEARS OF CONTINUOUS OPERATION
N/A
(11)DOLLAR AMOUNT OF PURCHASE
N/A
 (12)% OF OFFERING PURCHASED BY FUND
N/A
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
N/A
 (14)SUM OF (12) AND (13)
N/A
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
N/A
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
N/A
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
N/A

              COMPARABLE SECURITIES


(1)NAME OF ISSUER
Fannie Mae
 (2)DESCRIPTION OF SECURITY (NAME, COUPON, MATURITY,
SUBORDINATION, COMMON STOCK, ETC.)
FNMA 2.00%
Notes
01/09/12
CUSIP: 31398AUU4
 (3) DATE OF PURCHASE
N/A
(4)UNIT PRICE
$99.983
 (5)CURRENT YIELD
2.000%
 (6)YIELD TO MATURITY
2.006%
 (7)PRINCIPAL AMOUNT OF TOTAL OFFERING
$6,000,000,000
 (8)UNDERWRITING SPREAD
0.0750%
 (9)NAMES OF UNDERWRITERS
Barclays Capital,
Deutsche Bank
Securities Inc.,
J.P. Morgan, Banc
of America
Securities LLC,
Citigroup Global
Markets Inc.,
Goldman, Sachs &
Co., UBS Securities LLC
 (10)YEARS OF CONTINUOUS OPERATION
N/A
(11)DOLLAR AMOUNT OF PURCHASE
N/A
 (12)% OF OFFERING PURCHASED BY FUND
N/A
 (13)% OF OFFERING PURCHASED BY ASSOCIATED ACCOUNTS
N/A
 (14)SUM OF (12) AND (13)
N/A
 (15)% OF FUND ASSETS APPLIED TO PURCHASE
N/A
 (16)NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
N/A
 (17)IS PORTFOLIO MANAGER A MANAGER OR CO-MANAGER IN OFFERING?
N/A